OFFICE LEASE



                  LANDLORD: ACP VENTURE I, LIMITED PARTNERSHIP
                       TENANT: SHERIDAN HEALTHCORP, INC.

                                  OFFICE LEASE
                                TABLE OF CONTENTS
                                                                            Page
1.    PARTIES..................................................................1
2.    DEMISED PREMISES.........................................................1
3.    TERM.....................................................................2
4.    TENANT'S PLANS AND SPECIFICATIONS........................................2
5.    BASE RENT AND TIME OF PAYMENT............................................2
6.    ADDITIONAL RENT..........................................................3
7.    SALES TAX................................................................8
8.    SECURITY DEPOSIT.........................................................8
9.    USE......................................................................8
10.   SURRENDER AND HOLDOVER...................................................8
11.   ASSIGNMENT AND SUBLETTING................................................8
12.   SUCCESSORS AND ASSIGNS...................................................9
13.   SUBORDINATION AND ESTOPPEL...............................................9
14.   DEFAULT BY TENANT.......................................................10
15.   Intentionally Omitted...................................................11
16.   SEVERABILITY AND WAIVER.................................................12
17.   EMINENT DOMAIN..........................................................12
18.   DAMAGE AND DESTRUCTION..................................................12
19.   INDEMNITY...............................................................13
20.   WAIVER OF CLAIMS........................................................13
21.   ADDITIONAL CONSTRUCTION.................................................13
22.   LANDLORD'S ENTRY FOR REPAIR AND TO RELET................................14
23.   ALTERATIONS BY TENANT...................................................14
24.   REPAIRS BY TENANT.......................................................15
25.   MECHANIC'S LIENS........................................................15
26.   REPAIRS BY LANDLORD.....................................................16
27.   TENANT PARKING..........................................................16
28.   COMPLIANCE WITH LAW BY TENANT...........................................17
29.   TIME OF THE ESSENCE.....................................................17
30.   NOTICES.................................................................17
31.   SCOPE AND INTERPRETATION OF THE AGREEMENT...............................17
32.   CAPTIONS................................................................17
33.   RECORDING...............................................................17
34.   INCREASED BASE RENT-CPI.................................................18
35.   INSURANCE AND SUBROGATION...............................................18
36.   SERVICES OF LANDLORD....................................................20
37.   SIGNS AND WINDOW COVERING...............................................21
38.   RULES AND REGULATIONS...................................................21
39.   CONSTRUCTION............................................................21
40.   ATTORNMENT..............................................................21
41.   RELOCATION OF TENANT....................................................22
42.   RADON GAS...............................................................22
43.   HAZARDOUS AND TOXIC SUBSTANCES..........................................22
44.   ADDITIONAL PROVISIONS...................................................26

                                 LEASE AGREEMENT
                                 ---------------

1.       PARTIES
         -------

         THIS LEASE AGREEMENT is made this ________ day of January 1997 by and between ACP VENTURE I, LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 3440 Hollywood Boulevard, Suite 420, Hollywood, Florida 33021, hereinafter referred to as LANDLORD, and SHERIDAN HEALTHCORP, INC. whose address is Suite 400, 4651 Sheridan Street, Hollywood, Florida 33021, hereinafter referred to as TENANT. This Lease modifies and incorporates and restates that certain lease originally executed by STS Buildings Associates, L.P. as landlord and Group Practice Management, Inc. as tenant, executed on September 15 1992, as supplemented by Supplement One dated February 5, 1993, and as modified by First Amendment of Lease Agreement dated May 2, 1994, and as further modified by Cancellation of Subleases, Second Amendment of Lease Agreement, and Assignment of Lease Agreement among Group Practice Management, Inc., Southeastern Anesthesia Management Associates, Inc., and AMSA, Inc.; Tenant's name was changed to Sheridan Healthcorp, Inc., a Florida corporation, on or about April 5, 1995; Landlord's interest was assigned to ACP Venture I, Limited Partnership, a Delaware limited partnership, on or about September 15, 1995; as further modified by that Third Amendment of Lease Agreement dated June 20, 1996.

                               W I T N E S S E T H

2.       DEMISED PREMISES
         ----------------

         LANDLORD hereby demises and leases unto TENANT, and TENANT hereby leases from LANDLORD, those certain premises situated in the County of Broward, State of Florida, identified as:

        Suites 100, 120, 200, 240, 250, 260, 400, 410, 425, 460 and 480

(hereinafter referred to as either the "Demised Premises" or "Premises") of that certain building known as Emerald Hills Executive Plaza II (hereinafter referred to as the "Building") located at 4651 Sheridan Street, Hollywood, FL 33021, which Demised Premises are outlined in red on the plan attached hereto and marked Exhibit "A".

         The "Rentable Area of the Premises" is hereby stipulated and mutually agreed to by the parties to be Thirty-Nine Thousand Eight Hundred and Six
(39,806) square feet, whether the same should be more or less as a result of completion of the Premises by LANDLORD for occupancy or for any other reason. The "Rentable Area of the Building" in which the Premises are located is hereby stipulated and mutually agreed to by the parties to be Seventy-Three Thousand Five Hundred and Five (73,505) square feet.

3.       TERM
         ----

         The term of this Lease shall commence on December 15, 1996 (the "Commencement Date") , at which time the original lease as modified from time to shall merge into it (but any outstanding obligations of TENANT under the original lease shall continue until fulfilled). TENANT has accepted the Demised Premises "AS IS" except for the Landlord's work described in Exhibit B. The Term shall end, unless sooner terminated, at midnight on September 12, 2005.

4.       TENANT'S PLANS AND SPECIFICATIONS
         ---------------------------------

         TENANT agrees to cooperate with LANDLORD in preparing plans and specifications covering all work to be done by or for TENANT (as provided in Exhibit "B" of this Lease captioned "Leasehold Improvements") in the Demised
Premises. Such plans and specifications shall be prepared at TENANT'S sole expense by a duly licensed architect or engineer approved by LANDLORD, in such detail as LANDLORD may reasonably require, and TENANT agrees that no work shall commence on any of the aforesaid TENANT improvements until LANDLORD and TENANT have approved such plans and specifications in writing, which plans and specifications when so approved shall be designated Exhibit "C" and attached hereto and made a part hereof by reference (hereinafter referred to as the "Plans and Specifications"). LANDLORD and TENANT agree to cooperate with each other in good faith to finalize the Plans and Specifications and finishing specifications for the Demised Premises, all of which shall be subject to approval of both LANDLORD and TENANT, which approval shall be granted in good faith and which shall not be unreasonably withheld.

         Any changes to the Plans and Specifications requested by TENANT, after same have been approved in their final form by LANDLORD and TENANT, shall be subject to LANDLORD'S approval and, if LANDLORD so approves same, TENANT shall pay any and all extra costs that may be incurred by LANDLORD as a result of such change immediately upon LANDLORD'S request therefor.

5.       BASE RENT AND TIME OF PAYMENT
         -----------------------------

         The annual Base Rent for all of the Demised Premises effective as of the Commencement Date, shall be Four Hundred Twenty-Six Thousand Five Hundred Forty-Two and 69/100 DOLLARS ($426,542.69) (hereinafter referred to as "Primary Base Rent") and shall be paid by TENANT to LANDLORD at its principal office or that of its agent or at any other place hereafter designated in writing by LANDLORD, in equal monthly installments of Thirty-Five Thousand Five Humdred Forty-Five and 23/100 DOLLARS ($35,545.23) , on or before the first day of each month during the Term hereof as same shall be adjusted in accordance with this Lease. Should the Commencement Date occur on any day other than the first of the month, then the rent for the space in question shall be prorated to the end of the month in which the Commencement Date occurs. The Annual Base Rent shall be increased by four percent (4%) over the Annual Base Rent for the previous year of the Lease Term; the first such adjustment shall be made effective December 15, 1997, and adjustments shall be made on December 15 of each subsequent year.

         The first month's Base Rent shall be paid simultaneously with execution of this Lease, receipt of which is hereby acknowledged by LANDLORD. On the Commencement Date, TENANT shall pay a pro rata amount of Rent, if any, for the period from the Commencement Date to the first day of the next calendar month. TENANT shall promptly pay any and all Rent due hereunder at the times and at the address for LANDLORD stated above. TENANT shall promptly pay charges for work performed on order of TENANT and any other charges that accrue under this Lease. As used in the Lease "Rent" shall mean all sums due LANDLORD.

         LANDLORD shall have the option to assess a charge against TENANT, if any of TENANT'S payment checks shall be returned to LANDLORD marked "NSF" for insufficient funds, in the amount of $25.00. Additionally, if at any time during the Term of this Lease, including any extensions or option terms, LANDLORD shall receive any two payment checks from TENANT returned to LANDLORD marked "NSF" then LANDLORD may demand that TENANT make the balance of its rental payments by cashier's check.

         TENANT may be instructed by LANDLORD to make rental payments to a "lock box," at a Florida Bank or such other institution as LANDLORD may designate. Due to the nature of the handling of such payments, those which LANDLORD would normally not accept under the below circumstances may be deposited in LANDLORD'S account anyway.

         Therefore, in the event that the payment made by TENANT is in an amount which is less than what is due or, in the event that TENANT has received a statutory notice and failed to comply with its demands and/or litigation is pending concerning TENANT'S non-payment of rent or as a result of other defaults by TENANT under the Lease, then, notwithstanding the fact that the rental payment received may be deposited in LANDLORD'S "lockbox" at a Florida Bank or such other institution utilized for this purpose by LANDLORD, same shall not be deemed accepted unless and until the default which is the subject of the above actions is cured to the satisfaction of the LANDLORD and as provided under the Lease and Florida law. Such deposited but unaccepted rental payment(s) will be refunded to TENANT on a LANDLORD issued check within a reasonable time after such deposit is made. Such deposit of TENANT'S check, under the above circumstances, shall in no way prejudice LANDLORD'S rights under Florida law and/or the Lease.

6.        ADDITIONAL RENT
          ---------------

         (A) In addition to Base Rent,  TENANT shall,  for each calendar year or
portion   thereof,   pay  to  LANDLORD   Additional   Rent  equal  to  "TENANT'S

Proportionate Share" (as hereinafter defined) of the aggregate of "Operating Expenses" (as hereinafter defined) and "Taxes" (as hereinafter defined) for the applicable calendar year (hereinafter referred to as "Additional Rent"). Tenant's Proportionate share of Operating Expenses for the year 1996 shall continue in force as it shall have been prior to execution of this Lease; adjustments on all of the Additional Premises shall begin to accrue and shall become effective on and after January 1, 1997.

              (i) "TENANT'S Proportionate Share" shall mean the percentage which the current Rentable Area of the Premises bears to the total Rentable Area of the Building, which share is hereby stipulated and agreed to be 54.16 %.Notwithstanding anything to the contrary in this Lease, as to Operating Expenses only (which includes insurance but not Real Estate Taxes), TENANT's Proportionate Share is $4.72 per square foot for calendar year 1996 as to Suites 100, 120, 200, 240, 250, 400, 410, 425, and 480, which comprise 35,539 square feet, or 48.35% of the Building. As to this area, only, the TENANT's Proportionate Share of Operating Expenses shall increase 4% each calendar year over that for the preceding calendar year, beginning January 1, 1997. As to Suites 260 and 460, TENANT shall pay its full prorata share of the Operating Expenses, calculated at 4,267 square feet, or 5.81%.

              (ii)For the purposes of explanation, "Operating Expenses" shall mean all expenses, costs and disbursements of every kind and nature, which LANDLORD shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Building, computed on the accrual basis, but shall not include "Taxes" (as hereinafter defined), the cost of mortgage financing, individual tenant improvements, commissions or fees paid in connection with LANDLORD'S leasing activities, or the replacement of capital investment items and new capital improvements, unless such items and/or improvements result in the operating cost of the Building being decreased, in which latter event the cost of said capital investment item or new capital improvement shall be included by spreading it over the period necessary to recover the cost of such item or improvement from the savings accomplished by the decreased operating cost. By way of explanation and clarification, but not by way of limitation, Operating Expenses shall include the following:

                      (a) Wages and salaries of all employees engaged in the operation and maintenance of the Building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance, pension or retirement benefits, and any other fringe benefits for such employees.

                      (b) All supplies and materials used in the operation and maintenance of the Building.

                      (c) Cost of all utilities, including water, electricity, sewer, gas and fuel oil used by or in the Building.

                      (d) Cost of customary building management, janitorial services, accounting and legal services, trash and garbage removal, operating, servicing and maintenance of all systems and equipment including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose cabinets, mail chutes, guard service, painting, window cleaning, landscaping and gardening.

                      (e) Cost of all casualty (including all extended coverages), liability, flood, hazard, workman's compensation, rent loss, and other insurance maintained by LANDLORD, in LANDLORD'S sole discretion, on the Building and/or LANDLORD'S personal property used in connection therewith.

                      Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is less than ninety-five percent (95%) occupied during any partial year or any full calendar year for which Operating Expenses are to be calculated hereunder, an adjustment shall be made in computing the Operating Expenses for such year to compensate for any vacancies in the Building so that the Operating Expenses for such year shall assume a ninety-five percent (95%) occupancy for the Building for a full year and shall include, (1) those Operating Expenses actually incurred during such year and (2) sums needed to compensate for vacancies in the Building for such year.

              (iii) Except as otherwise specifically provided for in this Section, "Taxes" shall mean all impositions, taxes, assessments (special or otherwise), and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor (except only LANDLORD'S income taxes and except for any increase in Taxes caused by construction in the Building commenced subsequent to the date of this Lease; and except for taxes on excess profits, estate, single business, inheritance, succession, transfer, franchise, capital or other tax or assessment upon LANDLORD or rentals payable under this Lease, or assessments relating to the initial construction of the Building, other than real property and ad valorem taxes, or capital improvements (but not replacement) subsequently constructed therein or with respect thereto solely for the benefit of other individual tenants in the Building; however, shall not exclude capital improvements which benefit all tenants in the Building) attributable in any manner to the Building, or any part thereof, or any use thereof, or any equipment, fixtures or other facility located therein or thereon or used in conjunction therewith, including all costs incurred by LANDLORD in contesting same and/or negotiating with public authorities with respect to same. If the Building is for any reason included along with other properties in a particular tax bill, then LANDLORD shall apportion the tax so billed on an equitable basis among all properties covered by the particular tax bill. The tax bill shall include the Building and improvements indicated by the area outlined in blue on Exhibit "E" to this instrument. The tax bill to which Tenant contributes shall be based on the discount, if any, allowable for December payment.

              (iv)"Business Hours" shall mean Monday through Friday from 7:00 a.m. to 6:00 p.m., and 8a.m. to noon on Saturdays, except on New Years Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day and any other national legal holidays which may be established.

         (B) On or before the first day of the Term and on or before the first day of the calendar year following the calendar year in which the Commencement Date occurs, LANDLORD shall submit to TENANT a statement of the anticipated monthly amount of TENANT'S Proportionate Share of Taxes and, where applicable, Operating Expenses, for said calendar year, and TENANT shall pay same on a monthly basis in advance together with payments of Base Rent.

         (C) TENANT shall continue to make said monthly payments of Additional Rent until notified by LANDLORD of a change thereof. The anticipated monthly Additional Rent billed to TENANT may be changed from time to time by LANDLORD based upon the prior year's actual statements or LANDLORD'S anticipated costs. In the event the total of the monthly payments of estimated Taxes which TENANT has made for the prior calendar year shall be less than TENANT'S actual proportionate share of Taxes for said calendar year, then TENANT shall pay the difference in a lump sum together with the next installment of Base Rent, and TENANT shall concurrently pay the difference between the aggregate of monthly payments made in the then current calendar year and the amount of monthly payments which are then calculated as monthly proportionate of Taxes and, where applicable, for the current calendar year based on the prior calendar year's actual amounts. Any overpayment by TENANT shall be credited towards Additional Rent and Taxes and Operating Expenses next coming due under this Lease. Even though the Term has expired and TENANT has vacated the Premises when the final determination is made of TENANT'S Proportionate Share of said Operating Expenses and Taxes for the year in which this Lease terminates, TENANT shall, within ten (10) days following receipt of the annual statement, pay any amount necessary based on actual amounts, for the last calendar year, and conversely, any overpayment made shall, together with the rendering of the annual statement, be rebated by LANDLORD to TENANT.

         (D) TENANT expressly agrees that LANDLORD, at LANDLORD'S sole discretion, may apply the Security Deposit (as hereinafter defined) in full or partial satisfaction of any Additional Rent due for any part of the Term, including the final months, which application may follow the termination of this Lease. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease, then LANDLORD shall refund the balance of said Security Deposit to TENANT as provided in Section 8 below. LANDLORD shall not be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed LANDLORD by TENANT by reason of any other terms, provisions, covenants or conditions of this Lease.

         (E) Taxes and Operating Expenses for any portion of a year during the first or final lease year, if applicable, shall be calculated as if the TENANT were occupying the Premises for the entire calendar year, but shall be due only in respect to those months included within the Term of this Lease. Any Additional Rent for any partial month of occupancy at the end of the Term of the Lease will be prorated, such proration to be based on the actual number of days in said partial month. TENANT shall have the right, within thirty (30) days after receipt by TENANT of any annual statement, to inspect LANDLORD'S books and records, showing Taxes and Operating Expenses for the calendar year covered by said statement at LANDLORD'S office, during normal business hours, after five (5) days prior written notice. Each annual statement shall become final and conclusive between the parties, their successors and assigns, as to the matters set forth therein unless LANDLORD receives written objections with respect thereto within said thirty (30) day period. Anything herein to the contrary notwithstanding, TENANT shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by LANDLORD to TENANT because of any objection which TENANT may raise with respect thereto.

         (F) TENANT shall have such rights to contest the validity or amount of taxes assessed against the Building or the Premises as are permitted by law, either in its name or in the name of LANDLORD, at TENANT's sole cost and expense, in either case with LANDLORD's full cooperation. Any resulting refund, rebate or reduction shall be used first to repay the expenses of obtaining such relief. LANDLORD shall provide TENANT with governmental notices of assessment or reassessment in time sufficient to reasonably permit TENANT, at TENANT's election, to make such contest; and if LANDLORD fails to do so, and LANDLORD fails to make a reasonable effort to contest said increased assessment or reassessment, then there shall be excluded from the tax bill to which TENANT contributes any taxes resulting from such assessment or reassessment. The term "contest" as used in this paragraph means contest, appeal, abatement or other proceeding prescribed by applicable law to obtain tax reduction or tax refund.

         (G) LANDLORD will pay any and all penalties or charges in connection with a late payment of taxes and any impact fees or increases in impact fees related to the Building, including, without limitation, any impact fees related to TENANT's initial build-out or initial use of the Premises. If TENANT's use of the Demised Premises is modified in the future in such a manner to cause an increase in impact fees, TENANT will be responsible for all such increases.

7.       SALES TAX
         ---------

         TENANT agrees to pay LANDLORD any sales or use tax or excise tax imposed or levied against the Rent or any other charge or payment required hereunder to be made by TENANT which has been imposed or levied by any governmental body having jurisdiction thereover, payable with each installment of Rent.

8.       SECURITY DEPOSIT
         ----------------

         TENANT acknowledges that it has received from LANDLORD its entire original deposit of Two Hundred Ten Thousand and No/100 Dollars ($210,000.00), and that no Security Deposit is now held by LANDLORD.

9.       USE
         ---

         TENANT   shall  use  and  occupy   the   Demised   Premises   only  for
administrative offices and for no other purpose, under the name or style of Sheridan Healthcorp.

10.      SURRENDER AND HOLDOVER
         ----------------------

         TENANT agrees at the expiration or sooner termination of this Lease of the Term to surrender the Demised Premises and everything belonging thereto or in connection therewith in good condition, reasonable wear and tear excepted; and to remove all signs, advertisements and rubbish from the said Demised Premises; and if TENANT fails to do so, then TENANT hereby expressly authorizes LANDLORD, as agent of TENANT, to remove such rubbish and make such repairs as may be necessary to restore the Demised Premises to such condition, at the expense of TENANT.

         If TENANT retains possession of the Demised Premises or any part thereof after the termination of this Lease, TENANT shall pay LANDLORD Rent at
1.25 times the rate payable for the year immediately preceding said holdover, computed on a monthly basis, for the time TENANT thus remains in possession. The provisions of this paragraph do not waive LANDLORD'S rights of re-entry or any other right hereunder. Any retention of the Demised Premises after termination of this Lease or any extension thereof shall be considered as a month to month holdover unless otherwise agreed to in writing by the parties hereto.

11.      ASSIGNMENT AND SUBLETTING
         -------------------------

         TENANT shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this Lease or sublet the Premises or any part thereof, or permit the Premises to be occupied by other persons unless prior written consent is given by LANDLORD, which consent shall not be unreasonably withheld (but LANDLORD may require, among other things, the posting of a Security Deposit by the assignee or sublessee or the modification of this Lease to reflect the then-standard lease form for the Building). LANDLORD's consent shall not be required, however, in the event of an assignment or subletting by TENANT to a majority-owned affiliate or subsidiary; TENANT shall, however, give LANDLORD notice and evidence of such assignment or subletting. In the event of an approved assignment or sublease the assignee or sublessee shall not be permitted to further sublet or assign without first obtaining LANDLORD'S prior written consent thereto as above provided. Any rental payments or other compensation received by TENANT from an assignee or sublessee which are in excess of rental payments or other charges due from TENANT to LANDLORD under the Lease (or any portion thereof on a prorata basis in the event of a sublease) for the Demised Premises so sublet or assigned shall be due and shall be paid to LANDLORD.

         In the event of an assignment or sublease, the TENANT shall remain liable for the performance of all the obligations on the part of TENANT to be performed under this Lease Agreement.

12.      SUCCESSORS AND ASSIGNS
         ----------------------

         All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, permitted subtenants and permitted assigns of said parties, subject to the provisions of Paragraph 11, and if there shall be more than one TENANT, they shall all be bound jointly and severally by the terms, covenants, and agreements herein and the word "TENANT" shall be deemed and taken to mean each and every person or party mentioned as a TENANT herein, be the same one or more; and if there shall be more than one TENANT, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of TENANT or sublessee of the Premises unless the assignment to such assignee or sublet of the Premises has been consented to by LANDLORD in writing as aforesaid.

13.      SUBORDINATION AND ESTOPPEL
         --------------------------

         If the Premises are at any time subject to a ground lease, underlying lease (but at time of execution of this instrument, the Premises are not subject to a ground lease or underlying lease) or mortgage, and if TENANT has received written notice of same from the landlord thereunder or the holder thereof, as the case may be (each of said landlords and mortgage holders being referred to hereinafter as a "LANDLORD'S Mortgagee"), in any instance in which TENANT gives notice to LANDLORD alleging default by LANDLORD hereunder, TENANT will also simultaneously give a copy of such notice to each LANDLORD'S Mortgagee, and each LANDLORD'S Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to LANDLORD hereunder, plus an additional period of forty-five (45) days, and TENANT shall accept such curative or remedial action (if any) taken by LANDLORD'S Mortgagee with the same effect as if such action had been taken by LANDLORD.

         This Lease shall be subject and subordinate to all ground leases, underlying leases. and mortgages (including any extensions, renewals, replacements and modifications thereof) now or hereafter encumbering the Building. Notwithstanding the foregoing, however, TENANT hereby agrees to execute and deliver, within ten (10) days following demand therefor, any instrument(s) which LANDLORD or LANDLORD'S Mortgagee may deem desirable to evidence the subordination of this Lease to any and all such ground leases, underlying leases and mortgages, provided same shall contain a reasonable non-disturbance provision.

         TENANT shall deliver to LANDLORD or to its mortgagee, auditors or prospective purchaser, or the owner of the fee, when requested by LANDLORD, a certificate stating the main provisions of this Lease and to the effect that this Lease is in full force and effect and that LANDLORD is not in default therein, and stating specifically any exceptions thereto. Failure to give such a certificate within fifteen (15) days after written request shall be conclusive evidence that the Lease is in full force and effect and LANDLORD is not in default and TENANT shall be estopped from asserting any defaults known to TENANT at that time.

14.      DEFAULT BY TENANT
         -----------------

         A. Any one or more of the following events shall be deemed to be a default by TENANT:

              (1) Failure  to  pay any   installment  of Rent  or  pay any other
              charge under this Lease when due,

              (2) Failure to  comply   with any term,  provision or  covenant of
              this Lease other than the covenants to pay Rent,

              (3) If TENANT or Surety becomes insolvent, makes a transfer in Fraud of Creditors, makes an Assignment for the benefit of Creditors, or a Receiver be appointed to take possession of the Demised Premises, the assets of the TENANT or the Surety,

              (4) Subject to the provisions of Section 25, if TENANT does any act which creates a lien on the Demised Premises or the land on which the Demised Premises are located.

         B.   Prior   to  LANDLORD'S  availing itself   of any  of the  remedies
         hereinafter set forth, LANDLORD shall give the following notices:

              (1) In the case of a default under subparagraph A(1), ten (10) days notice to cure said default, which period shall include the three (3) day statutory period. The giving of Statutory Notice shall not be deemed an election of remedies.

              (2) In the case of a default under subparagraphs A(2), A(3), or A(4), thirty (30) days notice to cure said default; however, the above will not include defaults under Paragraphs 25 and 43, which shall require ten (10) days notice to cure.

         C. In addition to any other remedies provided by law, the following remedies are available to LANDLORD at its option and may be applied cumulatively or individually:

              (1) Terminate this Lease by notice in writing in which event this Lease shall end automatically by its own limitation and TENANT shall immediately surrender the Demised Premises. In this case,

              TENANT shall pay LANDLORD all sums due as of the date of termination. TENANT hereby waives any rights of redemption TENANT may have in the Demised Premises.

              (2) Re-enter and take possession of the Demised Premises holding the same for the account of TENANT, in which case, the entire amount of Base Rent for the Term of this Lease, plus other charges enumerated in this Lease for the remainder of the Term, plus any costs of reletting including rehabilitation and brokerage costs, less an amount equal to the monthly Base Rent multiplied by the number of months remaining on the Term of this Lease for which the Demised Premises are relet, if any, shall be immediately due and payable. TENANT hereby waives any claim TENANT may have to Rent obtained in reletting in excess of that required to be paid by TENANT.

              Acceptance of surrender shall be by written notice only and the acceptance of keys or changing of the locks shall not be deemed an acceptance of surrender of the Demised Premises.

              (3) Without prejudice to any present or future right of possession, bring an action in law or in equity to collect Rent and other charges due, for general or special damages, to restrain any violation of any term, provision or covenant of this Lease and/or to foreclose or protect any security interest or lien arising out of this Lease, a separate agreement between the parties covering property within the Demised Premises, operation of law, or by statute.

              (4) In any litigation arising under the terms of this Lease, the prevailing party shall be entitled to its costs and payment of a reasonable attorneys' fee (including those incurred in appellate action). Delinquent Rent shall bear interest at eighteen percent (18%) per annum, or at the highest rate permitted by the usury laws of the State of Florida, whichever rate is less.

15.      Intentionally Omitted

16.      SEVERABILITY AND WAIVER
         -----------------------

         No waiver by LANDLORD of any provision hereof shall be deemed to have been made unless such waiver be in writing signed by LANDLORD. The failure of LANDLORD to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall not be construed as waiving or relinquishing for the future any such covenants, conditions or options, but the same shall continue and remain in full force and effect. No payment by TENANT of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent. If any clause or provision of this Lease is illegal or unenforceable under present and future laws, then and in that event, the remainder of this Lease shall not be affected thereby and such clause or provision of this Lease shall be enforced to the extent permitted by law.

17.      EMINENT DOMAIN
         --------------

         If the Demised Premises are totally taken, or partly taken so as to render the Demised Premises untenantable in TENANT's reasonable judgment for the purposes herein leased, by any legally constituted authority for any public use or purpose, then, in either event, this Lease shall terminate as of the date of said taking. If a part of the Demised Premises is taken, but the Demised Premises are not rendered untenantable in TENANT's reasonable judgment, then this Lease shall remain in full force and effect, except that the Rent hereunder shall be reduced in proportion to the amount of the Demised Premises so taken. In any such event, TENANT shall not have any right or claim to any part of any reward made by said authority.

18.      DAMAGE AND DESTRUCTION
         ----------------------

         In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the Term whereby the same shall be rendered untenantable, then LANDLORD shall have the right, but not the obligation, to render such Premises tenantable by making repairs thereto within 120 days from casualty. If said Premises are not rendered tenantable by LANDLORD within said 120 day period, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation, the Rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Premises are untenantable due to causes set forth in this Section, a just and fair proportion of Base Rent shall be abated. Notwithstanding the foregoing, should the cause of such damage, destruction or injury to the Premises originate from the Premises and occur by reason of the misfeasance or negligence of TENANT or any employee, agent, licensee, patron or invitee of TENANT (hereinafter referred to as "TENANT Damage"), TENANT shall not have the right to cancel this Lease, and no abatement of Rent shall occur. In the event of said TENANT Damage, LANDLORD shall have the right, but not the obligation, to render the Premises tenantable. If LANDLORD elects to repair said TENANT Damage and render the Premises tenantable, which election to repair will be made within thirty (30) days of the casualty, all insurance proceeds available pursuant to this Lease shall be paid to LANDLORD, and the balance of the cost of such repairs shall be paid by TENANT within five
(5) days following demand therefor as Additional Rent. In the event LANDLORD elects to repair the Demised Premises, LANDLORD shall within 120 days make said repairs to completion. If LANDLORD elects not to repair such TENANT damage, TENANT shall be entitled to make such repairs, and in that event shall be entitled to any insurance proceeds received in respect to the cost thereof. In the event TENANT chooses not to make said repairs, TENANT shall assign LANDLORD insurance proceeds for damages to LANDLORD's property.

19.      INDEMNITY
         ---------

         Except for Landlord's gross negligence, TENANT agrees to hold LANDLORD harmless from and defend LANDLORD against any and all claims or liability for any injury or damage to any person or property whatsoever, occurring in the Demised Premises, the parking areas and grounds, or any public areas of the Building of which the Demised Premises are a part, when such injury or damage shall be caused in part or in whole by the negligence of TENANT, or TENANT'S employees, agents, contractors or invitees.

         Except for TENANT's gross negligence, LANDLORD agrees to hold TENANT harmless from and defend TENANT against any and all claims or liability for any injury or damage to any person or property whatsoever, occurring in the Demised Premises, the parking areas and grounds, or any public areas of the Building of which the Demised Premises are a part, when such injury or damage shall be caused in part or in whole by the negligence of LANDL0RD, or LANDLORD's employees, agents, contractors or invitees.

20.      WAIVER OF CLAIMS
         ----------------

         Except as to their gross negligence, LANDLORD and LANDLORD'S employees, agents and invitees shall not be liable for, and TENANT hereby releases all claims against LANDLORD, LANDLORD'S employees, agents and invitees, for damage to person or property sustained by TENANT, or any person claiming through TENANT or any person claiming directly, resulting from fire, accident or any cause whatsoever in or upon the Demised Premises or the Building of which the Demised Premises are a part. TENANT hereby agrees to give LANDLORD prompt written notice of any accident, fire or damage occurring on or to the Demised Premises.

21.      ADDITIONAL CONSTRUCTION
         -----------------------

         LANDLORD hereby reserves the right at any time and from time to time to make alterations or additions to, and to build additional stories on, the Building of which the Demised Premises are a part, and to build adjoining the same. LANDLORD also reserves the right to construct other buildings or to add to other buildings or to change the configuration and location of landscaping, parking or other improvements and to permit others to do so. Except for periods not to exceed five (5) business days, any changes to the Building of which the Demised Premises are a part, or areas surrounding the Building, will not materially and adversely affect TENANT's use of the Demised Premises.

22.      LANDLORD'S ENTRY FOR REPAIR AND TO RELET
         ----------------------------------------

         TENANT will permit LANDLORD to erect, use and maintain pipes and conduits in and through the Demised Premises. LANDLORD or its agents shall at all times have the right to enter upon the Demised Premises (after reasonable notice to TENANT or without notice to TENANT except that in the case of no notice TENANT may require LANDLORD to reschedule up to one day) to examine the same and to show them to prospective purchasers or tenants of the Building, and to make such decorations, repairs, alterations, improvements or additions as LANDLORD may deem necessary or desirable, and shall be allowed to take all material into and upon said Demised Premises that may be required therefor, without the same constituting an eviction of TENANT in whole or in part and the Rent reserved shall in no way abate while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of the business of TENANT because of the prosecution of any such work. During the six (6) months prior to the expiration of the Term of this Lease, LANDLORD may exhibit the Demised Premises to prospective tenants. LANDLORD shall have the right to change the arrangement and/or location of the parking areas and ground and any public area of the Building of which the Demised Premises are a part, and after reasonable notice, to change the name, number of designation by which the Building is commonly known. Nothing herein contained, however, shall be deemed or construed to impose upon LANDLORD any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. In exercising its rights under this Lease, LANDLORD will use reasonable efforts not to materially or adversely affect TENANT's business operations.

23.      ALTERATIONS BY TENANT
         ---------------------

         TENANT shall make no alterations, decorations, additions or improvements in or to the Premises without LANDLORD'S prior written consent, which consent will not be unreasonably withheld, and then only by contractors or mechanics approved by LANDLORD. All alterations, additions or improvements upon the Demised Premises made by either party shall, unless LANDLORD elects otherwise, which election must be made by LANDLORD at the time LANDLORD consents to the improvement, become LANDLORD'S property, and shall remain upon and be surrendered with said Demised Premises as a part thereof, at the end of the Term hereof, unless LANDLORD, at its option, which shall be subject to the above prior notice, shall require its removal from the Demised Premises and the restoration by TENANT of the said Demised Premises to its former condition.

24.      REPAIRS BY TENANT
         -----------------

         TENANT shall take good care of the Demised Premises and shall, at TENANT'S own cost and expense, make all repairs in the Demised Premises which are not LANDLORD's responsibility, and, at the termination of this Lease, shall surrender the Demised Premises in good condition, reasonable wear and tear excepted. If TENANT fails to make such repairs, LANDLORD may, at LANDLORD'S option and at TENANT'S expense, repair all damage or injury to the Demised Premises caused by TENANT, or TENANT'S employees, agents, or invitees and TENANT shall promptly reimburse LANDLORD for its expenses to make such repairs.

25.      MECHANIC'S LIENS
         ----------------

         TENANT is prohibited from subjecting the Demised Premises or the Building of which they are a part or the land upon which they are located, or any part thereof or any interest of LANDLORD therein to any Mechanic's Lien.

         If any Mechanic's Lien shall at any time be filed against the Demised Premises or the Building of which they are a part or the land upon which they are located or any part thereof or any interest of LANDLORD therein, or if any encumbrance, charge, mortgage, conditional bill of sale, title retention, or security agreement shall be filed against the Demised Premises or the Building of which they are a part or the land upon which they are located or any part thereof or against any interest of LANDLORD therein, by reason of any work, labor or services, or materials or equipment furnished to or for TENANT, TENANT within ten (10) days after notice of the filing thereof, or such shorter period as may be required by the holder of any mortgage to which this Lease is subject and subordinate (which shorter period will not be less than five (5) days), will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If TENANT shall fail to cause such encumbrance, charge, etc., to be discharged within the period aforesaid then, in addition to any other right or remedy, LANDLORD may, but shall not be obligated to, discharge the same whether by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amounts so paid by LANDLORD and all costs and expenses incurred by LANDLORD in connection therewith, together with interest thereon at the highest legal rate from the respective dates of LANDLORD'S making of the payment or incurring the cost and expense, shall constitute Additional Rent payable by TENANT under this Lease and shall be paid to LANDLORD by TENANT on demand. Nothing herein contained shall obligate TENANT to pay or discharge any lien created by LANDLORD.

         Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of LANDLORD, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, or materialmen for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving TENANT any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or the Building of which they are a part or the land upon which they are located, or any part thereof or any interest of LANDLORD therein.

         In accordance with Section 713.10, Florida Statutes, the interest of the Landlord shall not be subject to liens for improvements made by the Tenant.

26.      REPAIRS BY LANDLORD
         -------------------

         LANDLORD shall have no duty to TENANT to make any repairs or improvements to the Demised Premises except structural repairs necessary for safety and tenantability and repairs to the Building's major mechanical, electrical and plumbing systems affecting the Demised Premises, and then only if not brought about by any act or negligence of TENANT, or TENANT'S employees, agents, or invitees. LANDLORD shall not be liable to TENANT for any damage caused to TENANT or TENANT'S property due to the Building or any part or appurtenances thereof being improperly constructed or being or becoming out of repair. TENANT agrees to report immediately in writing to LANDLORD any defective condition in or about the Demised Premises known to TENANT. Except if caused by its gross negligence, LANDLORD shall not be liable for any damage to any property in said Demised Premises which results from LANDLORD'S failure to make said structural repairs. Structural repairs are herein defined as being limited to foundation, supporting structure, roof and floor slab. LANDLORD shall operate and maintain (including repair and replace as necessary), at a quality level equal to similar buildings in the Hollywood area, all Building common areas and the structural portions of the Building, including the roof, foundation, floor slab, supporting structures, exterior window, including washing of windows at least three (3) times yearly on the exterior and at least twice yearly on the inside, and the mechanical systems, ceiling light bulb replacement, life safety and HVAC systems (whether they serve the Building in general or the Demised Premises individually).

27.      TENANT PARKING
         --------------

         TENANT and TENANT'S employees, agents or invitees shall have the right, on a non-exclusive basis, to use the parking area, which is designated for the Building of which the Demised Premises are a part, at no additional charge except as provided in Section 6 of this Lease. LANDLORD reserves unto itself the right to designate specific areas for employee parking only or to designate individual parking spaces in the parking area for use by TENANT. LANDLORD, however, shall have no obligation to make such designation referred to herein.

28.      COMPLIANCE WITH LAW BY TENANT
         -----------------------------

         TENANT agrees not to do or permit anything to be done in or about the Demised Premises, which might in any way conflict with any law, ordinance, rule or regulation affecting the use and occupancy of the Demised Premises, which are now in effect or may hereafter be enacted by any public authority, or in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, nor use or allow the use of the Demised Premises for any improper, immoral or objectionable purpose. The TENANT agrees that during the Term of this Lease that it shall comply with all governmental laws, ordinances, rules or regulations, with regard to the Demised Premises.

29.      TIME OF THE ESSENCE
         -------------------

         It is understood and agreed between the parties hereto that time is of the essence of this Lease.

30.      NOTICES
         -------

         All notices required under this Lease shall be in writing. Any notice by LANDLORD to TENANT shall be deemed to be duly given when mailed by certified mail or nationally recognized overnight delivery service, addressed to TENANT at the Demised Premises. Any notice by TENANT to LANDLORD shall be deemed duly given if sent by certified mail or nationally recognized overnight delivery service, to LANDLORD at 3440 Hollywood Boulevard, Suite 420, Hollywood, Florida 33021, Attn: Property Management, or at such other address as may hereafter be designated by LANDLORD.

31.      SCOPE AND INTERPRETATION OF THE AGREEMENT
         -----------------------------------------

         This Lease shall be considered to be the only agreement between the parties hereto pertaining to the Demised Premises. All negotiations and oral agreements acceptable to both parties are included herein. The laws of the State of Florida shall govern the validity, interpretation, performance and enforcement of this Lease.

32.      CAPTIONS
         --------

         Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning or construction.

33.      RECORDING
         ---------

         TENANT shall not record this Lease or a short form or memorandum thereof without LANDLORD'S prior written consent and joinder in such instrument, provided, however, that TENANT or LANDLORD shall, at the other party's request, enter into the Short Form Lease Agreement attached hereto as SUPPLEMENT II to this Lease, which Short Form Lease Agreement either party shall have the right to record in the Public Records of the County in which the Demised Premises are located.

34.      intentionally omitted
         ---------------------

35.      INSURANCE AND SUBROGATION
         -------------------------

         A) Coverage:    TENANT shall maintain,  at its expense,  throughout the
         Term, for the  benefit   of LANDLORD   and LANDLORD'S  Mortgagees,  the
         following insurance coverages:

              (i) general liability insurance for bodily injury and property damage to protect LANDLORD and TENANT and LANDLORD'S Mortgagee against damage, costs and attorneys' fees arising out of accidents of any kind occurring on or about the Premise which coverage shall not be less than Three Million and No/100 Dollars ($3,000,000.00);

              (ii) fire and extended casualty insurance with sufficient coverage to reimburse the loss of all TENANT'S improvements to the Premises, and all of TENANT'S fixtures, equipment, personal property and inventory;

              (iii)appropriate   worker's compensation   and any  and  all other
              insurance required by law.

          B) Additional Insureds: All insurance, except the worker's compensation coverage which shall include a waiver of subrogation against the LANDLORD and LANDLORD'S Mortgagees, required by Subsection 35(A)above shall name LANDLORD and LANDLORD'S Mortgagees as additional insureds and be written by a company or companies qualified to do business in Florida and reasonably acceptable to LANDLORD. A certificate showing such insurance in force and naming LANDLORD and LANDLORD'S Mortgagees as additional insureds and waiver of subrogation for worker's compensation shall be delivered to LANDLORD prior to the Commencement Date, and such insurance and updated certificates or renewal policies shall be delivered to LANDLORD no fewer than thirty (30) days prior to the expiration of the then existing policies. No policy shall be canceled or subject to reduction in coverage or other change without at least 30 days advance written notice to LANDLORD. All policies shall be written as primary policies not contributing with and not in excess of coverage LANDLORD may carry. If TENANT shall fail to comply with the requirements of Subsection 35(A) above or of this Subsection 35(B), LANDLORD shall have the right, but not the obligation, in addition to all other rights and remedies available to LANDLORD at law, in equity, and under this Lease, to procure, at TENANT'S sole cost and expense, the insurance required by Subsection 35(A) and this Subsection 35(B). TENANT shall reimburse LANDLORD for all costs and expenses incurred by LANDLORD in connection with the procurement of said insurance within five (5) days following LANDLORD'S submission of a statement therefor to TENANT, plus interest on the amounts expended by LANDLORD until repayment by TENANT at the maximum rate permitted by law. No acceptance or approval of any insurance by LANDLORD shall relieve or release TENANT from any liability, duty or obligation under this Lease. Whenever any part of the Premises shall have been damaged or destroyed by fire or other casualty or any other incident or accident has accrued which gives rise to a potential claim under an insurance policy to be maintained by TENANT under this Section 35, TENANT shall promptly make proof of loss in accordance with the terms of the applicable insurance policies and shall promptly prosecute all valid claims which may have arisen against the insurers based upon any such casualty, incident or accident. TENANT shall give LANDLORD written notice of any potential claims within five (5) days following the date TENANT acquires actual notice thereof.

          (C) Waiver of Subrogation: LANDLORD and TENANT each waive any right of recovery against the other for any loss to the extent that such claim is covered by valid and collectible insurance carried for the benefit of the party entitled to make such claim and provided the insurer pays such claim. TENANT agrees to obtain waiver of subrogation clauses for the benefit of the LANDLORD and LANDLORD'S Mortgagees from all insurers providing the insurance coverages required by this Section. The foregoing waiver shall not apply if the policy of insurance covering such loss would be invalidated by the operation of said waiver.

          (A) TENANT shall not do or permit anything to be done or bring into or keep on or permit anything to be brought into or kept on the Demised Premises which shall increase the rate of insurance on the building of which the Demised Premises are a part. If, by reason of the failure of TENANT to comply with the terms of this Lease,or by reason of TENANT'S occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would be otherwise, TENANT shall reimburse LANDLORD for all increases in insurance premiums charged because of such violation or occupancy by TENANT.

          (B) LANDLORD, throughout the Term and at its expense, will procure and continue to deep in full force and effect, in the name of LANDLORD, general liability insurance against claims for injuries to persons and property occurring in the Building and the Common Areas, such insurance to be in a single limit of ONE MILLION AND NO/100 Dollars ($1,000,000.00) With respect to improvements in the Building,including the Premises (but excluding TENANT's personal property, furniture and trade fixtures, and leasehold improvements furnished and installed by and at the expense of TENANT and not forming a part of the realty), LANDLORD will procure and maintain, or cause to be procured and maintained, insurance covering fire and extended coverage, insuring in an amount of not less than eighty percent (80%) of the replacement cost thereof (excluding foundation and excavation costs). LANDLORD's insurer(s) will be licensed to transact business in the State of Florida. LANDLORD will deliver to TENANT, on request, the customary certificates(s) evidencing such paid-up insurance. Upon TENANT's request, but no earlier than thirty (30) days prior to the expiration of any policy, LANDLORD will deliver to TENANT such certificate(d) as will evidence a renewal or new policy to take the place of the one expiring.

36.      SERVICES OF LANDLORD
         --------------------

         So long as TENANT is not in default hereunder, and subject to the provisions of Article 6 herein, LANDLORD agrees to furnish the Demised Premises, 24 hours per day, all year, with elevator service and with a reasonable amount of water and electricity suitable for the intended use of the Demised Premises, and during the business hours and Saturdays from 8 am to Noon, such air conditioning and heat as may be required for the comfortable occupation of the Demised Premises. Air conditioning shall be provided by LANDLORD upon reasonable prior notification from TENANT, at the then-standard rate for the Building. Notwithstanding the foregoing, air conditioning shall be charged to TENANT at the "Negotiated Special Rate" for each air conditioning zone in the Demised Premises as the Demised Premises are constituted prior to execution of this instrument. The "Negotiated Special Rate" is $7.57 per hour for 1996, increased by 6% on January 1 of each calendar year. LANDLORD agrees to furnish cleaning and janitorial services as outlined on Exhibit "G" to this instrument; in addition, LANDLORD will shampoo TENANT's carpet at LANDLORD's cost once during the Lease Term upon Tenant's request for same. Subject to the rental abatement provisions below, LANDLORD, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents, or conditions beyond the control of LANDLORD, or by needed repairs, labor disturbances or labor disputes of any character, whether resulting from or caused by acts of LANDLORD or otherwise; nor shall LANDLORD be liable under any circumstances for loss of or injury to property, however occurring, through or in conjunction with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve TENANT from the duty to pay the full amount of Rent herein reserved, or constitute or be construed as a constructive or other eviction of TENANT. In the event that any of the foregoing services to the Premises are interrupted for more than three (3) consecutive business days and correction of said interruption is within the control of LANDLORD, TENANT shall be entitled to an abatement of Base Rent proportionate to TENANT's inability to conduct its business in the Premises. In any event of an interruption of the above services, LADLORD will initiate and continue to make diligent efforts to restore said interrupted service.

         If TENANT shall install or maintain any equipment or other machinery, except standard office machines, which substantially increases LANDLORD'S water and/or electricity costs, LANDLORD may charge TENANT additional rent as compensation for excess consumption of water and/or electricity caused by the operation of said equipment or machinery. This shall not include computers and auxiliary peripherals or kitchen appliances, televisions or vending machines. LANDLORD further acknowledges that TENANT will have a separate air conditioner for its computer room and will reimburse LANDLORD for utilities consumed by said air conditioner.

37.      SIGNS AND WINDOW COVERING
         -------------------------

         TENANT shall not exhibit, inscribe, paint, or affix any sign, advertisement, notice or other lettering on any part of the outside of the Demised Premises or of the building of which the Demised Premises are a part, or inside the Demised Premises of visible from the outside, or if visible from a common corridor. TENANT may, with LANDLORD'S prior written approval, install and thereafter maintain an identification sign on the entrance door to the Demised Premises.

         TENANT shall not install any drapes, curtains, blinds or any other window covering or overlay of any type, texture, fiber, material or the like on any window, door or other aperture located at or within the Demised Premises, without the express written consent of LANDLORD.

38.      RULES AND REGULATIONS
         ---------------------

         The Rules and Regulations attached hereto as Exhibit D as well as such Rules and Regulations as may be hereafter adopted by LANDLORD for the safety, care and cleanliness of the Premises and the preservation of good order thereon, are hereby expressly made a part thereof, and TENANT agrees to comply with said Rules and Regulations, so long as they are not more strictly enforced against TENANT than against any other tenant. TENANT, and TENANT'S employees, agents, and invitees shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease, and such other and further reasonable Rules and Regulations as LANDLORD may from time to time adopt. LANDLORD shall not be liable to TENANT for the violation of any of said Rules and Regulations or the default in any covenant or condition in any lease by any other tenant in the Building or by any employees, agents or invitees of any other tenant in the Building.

39.      CONSTRUCTION
         ------------

         Intentionally deleted.

40.      ATTORNMENT
         ----------

         If the interests of LANDLORD under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings enforcement of any mortgage on the Premises, TENANT shall, at the election of such transferee, be bound to such transferee (herein sometimes called the "Purchaser") for the then remaining balance of the Term, and any extensions or renewals thereof which may be effected in accordance with the terms and provisions hereof, with the same force and effect as if the Purchaser were the LANDLORD under this Lease, and TENANT does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments, upon for the Purchaser succeeding to the interest of LANDLORD under this Lease. Notwithstanding the foregoing, however, TENANT hereby agrees to execute any instrument(s) which the Purchaser may deem desirable to evidence said attornment by TENANT. The respective rights and obligations of TENANT and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of LANDLORD'S interests, LANDLORD shall be released and relieved from all liability and responsibility thereafter accruing to TENANT under this Lease or otherwise, and LANDLORD'S successor, by acceptance of Rent from TENANT hereunder, shall become liable and responsible to TENANT in respect to all obligations of LANDLORD under this Lease accruing from and after the date of such transfer.

41.      RELOCATION OF  TENANT      Intentionally Deleted
         ---------------------

42.      RADON GAS
         ---------

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

43.      HAZARDOUS AND TOXIC SUBSTANCES
         ------------------------------

         In  addition  to and  not by way of  limitation  of the  provisions  of
Section 28 above, TENANT hereby covenants with LANDLORD and represents and warrants to LANDLORD as follows:

     (A) TENANT, at its sole cost and expense, will strictly comply with any and all applicable federal, state and local environmental laws, rules, regulations, permits and orders affecting the Demised Premises and/or the business operation of TENANT conducted on the Demised Premises, relating to the generation, manufacture, recycling, reuse, sale, storage, handling, transport, or presence of any "Hazardous Materials" (as hereinafter defined) on the Demised Premises whether now in effect or as may be promulgated or amended from time to time (collectively, the "Environmental Laws"). TENANT will not permit or allow the generation, manufacture, recycling, reuse, sale, storage, handling, transport, or presence of any Hazardous Materials on the Premises without LANDLORD'S express prior written consent, which consent LANDLORD may exercise in its sole discretion. As used in this Section, the term "Hazardous Material(s)" shall mean any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants" or other pollution under any applicable Environmental Laws. Notwithstanding anything to the contrary contained herein, LANDLORD'S consent to any action by TENANT shall not operate to relieve TENANT of the obligation to comply with all of the provisions of this Section. TENANT will not permit or allow, and will take all actions necessary to avoid, the occurrence of any spills of Hazardous Materials on or off the Demised Premises as a result of any construction on, or use of, the Demised Premises. TENANT shall promptly advise LANDLORD in writing immediately upon becoming aware of (i) the existence of any spills, releases or discharges of Hazardous Materials that occur on or onto the Demised Premises, or off the Demised Premises, and of any existing or threatened violation of this Section; (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened by any governmental authority with respect to the Demised Premises from time to time under any applicable Environmental Laws; (iii) any and all claims made or threatened by any non-governmental party against TENANT or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials or any violation of applicable Environmental Laws; and (iv) TENANT'S discovery of any occurrence or condition on any real property adjoining or in the immediate vicinity of the Demised Premises that could cause the Demised Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Demised Premises under any Environmental Laws.

     (B) Without LANDLORD'S prior written consent, TENANT shall not enter into any settlement, consent or compromise with respect to any "Environmental Claim(s)" (as hereinafter defined); provided, however, that LANDLORD'S prior consent shall not be necessary for TENANT to take any remedial action if ordered by a court of competent jurisdiction or if the presence of Hazardous Materials at the Demised Premises poses an immediate, significant threat to the health, safety or welfare of any individual or otherwise requires an immediate remedial response. As used in this Section, "Environmental Claim(s)" shall mean any claim(s) or cause(s) of action resulting from the failure of TENANT or the Demised Premises to comply with any Environmental Law relating to Hazardous Materials, industrial hygiene or environmental conditions. In any event, TENANT shall promptly notify LANDLORD of any action so taken.

     (C) Without limiting the generality of paragraph (A) of this Section, at all times during the Term of this Lease and any renewals or extensions hereof, TENANT, at its sole cost and expense, shall comply with any and all applicable laws, regulations, ordinances, permits and orders regulating the type and quantity of waste that may be discharged into the sanitary sewer system serving the Demised Premises, including, but not limited to, all rules, regulations, permits and orders of any governmental entity having jurisdiction, or its successor. TENANT agrees to limit its discharges of waste into the sanitary sewer system to "Domestic Waste Water", as such term is defined by Florida Law, as amended from time to time, or as the term may be defined by other laws, regulations, ordinances, permits or orders presently in effect or hereafter enacted, as such laws, regulations, ordinances, permits or orders may be amended from time to time. In no event, however, shall Domestic Waste Water be construed to mean or include any "Non-Domestic Waste Water" that has undergone "Pre-Treatment" as the latter term is defined by Florida Law or as defined by other laws, regulations, ordinances, orders or permits presently in effect or hereafter enacted, as such laws, regulations, ordinances, orders or permits may be amended from time to time.

     (D) TENANT agrees that (upon reasonable notice or without notice in which event TENANT may ask LANDLORD to reschedule for up to four hours) LANDLORD and LANDLORD'S agents and independent contractors may enter and inspect the Demised Premises at any time, and from time to time, to verify that TENANT'S operations on the Demised Premises do not violate any of the provisions of this Section and that they comply with any and all applicable Environmental Laws. At LANDLORD'S option, LANDLORD may obtain, from time to time, reports from licensed professional engineers or other environmental scientists with experience in environmental investigations (which reports will be done at LANDLORD's sole cost unless same indicate TENANT has committed an offense under Environmental Laws) and may require TENANT to permit such licensed professional engineers or other environmental scientists to conduct complete and thorough on-site inspections of the Demised Premises, including, without limitation, sampling and analysis of the soil surface water, groundwater and air, to determine whether TENANT is in compliance with the provisions of this Section and all Environmental Laws. TENANT and its agents shall cooperate with LANDLORD and its agents in connection with the conduct of such investigations. In the event such investigations disclose that TENANT is in default under this Section 43, TENANT shall, immediately upon demand, reimburse LANDLORD for all costs and expenses of such investigations; moreover, LANDLORD may, at its option, undertake such steps as it deems necessary to cure such default and to bring the Demised Premises into compliance with the terms of this Section, and TENANT shall, immediately upon demand, reimburse LANDLORD for all costs and expenses incurred in curing such default and bringing the Demised Premises into compliance with the terms of this Section in exercising its rights under this Paragraph 43 D, LANDLORD will use reasonable efforts not to interfere with TENANT's business.

     (E) TENANT hereby indemnifies and holds LANDLORD harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs, and expenses (including, without limitation, reasonable attorneys' fees and costs at trial and all appellate levels), arising directly or indirectly from, or in any way connected with: (i) the presence or use, generation, treatment or storage on, under or about the Demised Premises of any Hazardous Materials on the Demised Premises caused by TENANT, or the disposal or release of Hazardous Materials on the Demised Premises caused by TENANT, whether or not expressly approved by LANDLORD in writing, (ii) the presence of any Hazardous Materials on or about the Demised Premises, whether or not expressly approved by LANDLORD in writing, (iii) the presence of any Hazardous Materials off the Demised Premises as the result of any use of the Demised Premises, (iv) TENANT's violation or alleged violation of any Environmental Laws, and regulations promulgated thereunder, as the same may be amended from time to time, (v) the costs of any necessary inspection, audit, cleanup or detoxification of the Demised Premises under any Environmental Laws, and the preparation and implementation of any closure, remedial or other required plans, consent orders, license applications or the like, caused by TENANT, or (vi) any default by TENANT under this Section. All sums paid and costs incurred by LANDLORD with respect to any Environmental Claim or any other matter indemnified against hereunder shall be due and payable by TENANT immediately upon demand. If, after demand, TENANT fails to pay any sums due pursuant to this indemnification, such sums shall bear interest at the highest rate then permitted by applicable law, from the date so paid or incurred by LANDLORD until LANDLORD is reimbursed by TENANT. The indemnification contained herein shall survive the termination of the leasehold estate created hereby and any assignment by LANDLORD of its rights under this Lease.

     (F) The provisions of this Section 43 shall apply with equal force and effect to TENANT'S use and occupancy of the Building. Any provision of this Lease to the contrary notwithstanding, any breach of the covenants, representations or warranties contained in this Section 43 shall constitute a default under this Lease and shall entitle LANDLORD, in addition to LANDLORD'S other rights and remedies available at law, in equity or under this Lease, to immediately terminate this Lease. LANDLORD represents and warrants to TENANT to the best of LANDLORD's knowledge that there has not been and there is not presently any use, handling, storage, transportation, generation or disposal of hazardous or toxic materials or substances, as such terms are defined or used in any law, rule or regulation of any governmental authority having jurisdiction over the Building and Common Area. To the best of its knowledge, at the time of its execution of this instrument, LANDLORD further represents and warrants that there is no radon gas in or about the Premises and that no part of the Premises, including the walls, ceilings, structural steel, flooring, pipes or boilers, is wrapped, insulated, fireproofed or surfaced with any asbestos-containing materials. LANDLORD shall indemnify, defend and hold TENANT harmless from and against any claims, losses, damages, liabilities, and expenses (including reasonable attorneys' fees at all pre-trial and appellate levels, foreseeable and unforeseeable consequential damages, and clean-up costs) as a result of breach, falsity or inaccuracy of the foregoing. The foregoing indemnity shall survive the expirations or earlier termination of this Lease.

44.      ADDITIONAL PROVISIONS
         ---------------------

         Insofar as the following additional provisions, if any, conflict with any of the foregoing provisions, the following additional provisions, if any, shall prevail:

     (A) DELETIONS To the extent that any provision in this Lease has been deleted by strike out or otherwise crossing out such preprinted provision, such deleted provision shall be construed to have never been included in the Lease or to have been a part thereof ab initio.

     (B) SIGNAGE LANDLORD has installed and TENANT shall maintain a building-standard identification sign on the entrance door to the Demised Premises. TENANT will have at least four building directory strips provided for its use, on the Building lobby directory. LANDLORD will install Tenant's name, on the Building pylon sign located furthest west on Sheridan Street with letters not to exceed five inches. TENANT shall have the right to install, at its own cost and expense, a sign on the south elevation of the exterior of the Building. The color scheme of such sign, and the size of such sign and type of lettering on each sign, shall be similar to the NationsBank sign located on the building owned by LANDLORD which is adjacent to the Building. In addition, LANDLORD shall, at LANDLORD'S sole cost and expense, update any information concerning the tenant which is contained on the Building's directory. TENANT shall indemnify LANDLORD from and against any costs or damages incurred by LANDLORD as a result of the Building sign and shall maintain such sign at TENANT'S sole cost and expense. Upon the expiration or earlier termination of the Lease, TENANT shall remove its exterior Building sign and shall make such repairs to the Building as may be necessary to correct any damage to the Building caused by such removal.

     (C) TENANT'S RIGHT TO TERMINATE LEASE. TENANT shall have the right, in its sole discretion, to terminate the Lease effective as of September 14, 2000 (the "Termination Date"). TENANT shall exercise its right to terminate by providing written notice of its election at least 180 days prior to the Termination Date. Should TENANT elect to so terminate the Lease, it shall pay to LANDLORD on or before the Termination Date the amount of the "Termination Fee". The "Termination Fee" shall mean the sum of (A) the amount which is equal to four times the monthly Base Rent and the monthly Operating Expenses for the Demised Premises which would have been applicable during the year 2001 and (B) the amount which is one half of the amount actually spent by LANDLORD in performing "Landlord's Work" (after deducting therefrom the Tenant Contribution as defined in the Second Modification) and "Landlord's Suite 120 Work" as such terms are defined in the Second Modification.

     (D) RESERVED PARKING. TENANT shall have the right to the exclusive use of the 12 parking spaces (the "Reserved Parking Area") cross-hatched on the site plan of the Building attached hereto as Exhibit "C" and made a part hereof. TENANT shall have the right, at its sole cost, to post such signs and/or make such markings in the Reserved Parking Area as TENANT may deem reasonably necessary in order to enable TENANT to enforce its rights therein. TENANT shall have the right, at its sole cost, to employ whatever lawful means it deems necessary to prevent unauthorized use of the Reserved Parking Area, including, without limitation, the towing of vehicles. TENANT shall hold LANDLORD harmless from and against any liability and costs which LANDLORD may incur as a result of TENANT's enforcement measures.

     (E) RIGHT OF FIRST OFFER: RIGHT OF FIRST REFUSAL. Whenever any space on the second, third and/or fourth floor(s) of the Building (the "Option Space") becomes vacant and available for lease, LANDLORD shall so notify TENANT and shall offer TENANT the right to lease the same for the then remaining term of the Lease upon such economic terms and conditions as LANDLORD reasonably deems to be representative of the average economic terms (taking into consideration the length of the remaining term) then prevailing with respect to comparable space within the Building. LANDLORD's notice of availability ("Landlord's Notice") shall specify the location and rentable area of the Option Space in question (the "Offered Space") and shall further specify the base rent, tenant improvement allowances and other economic terms upon which TENANT may lease the available space (which terms shall be determined as set forth above). TENANT shall have 10 days from its receipt of Landlord's Notice within which to notify LANDLORD that it elects to lease the Offered Space upon the terms and conditions set forth in Landlord's Notice. Should TENANT fail or decline to timely notify LANDLORD, then LANDLORD shall be free to lease the Offered Space to a third party upon the same, or less tenant-favorable, economic terms and conditions as were contained in Landlord's Notice. LANDLORD shall not be entitled to thereafter lease the Offered Space to any other party upon economic terms and conditions more tenant-favorable than those contained in Landlord's Notice to TENANT without first offering TENANT, in writing, the opportunity to lease the Offered Space upon the same, more tenant-favorable, economic terms and conditions. Upon receipt of any such notice, TENANT shall have five (5) business days during which to elect to lease the Offered Space upon the specified economic terms and conditions.

     (F) OPTION TO RENEW. Provided TENANT is not in default, LANDLORD grants to TENANT an option to extend the Term of this Lease Agreement for a period of five (5) years (the "Extension Period") under the following terms and conditions:

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                      C.   TENANT shall give LANDLORD   written  notice  of  its
                           election to extend the Term at least one hundred eighty (180) days prior to expiration of the original Term.

                      D. The annual Base Rent(as defined in Section 5 above) for the Extension Period shall be determined by and adjusted in accordance with Section 5, as if the Extension Period was part of the original Term.

                      E. Upon commencement of the Extension Period, LANDLORD shall provide TENANT a redecorating allowance up to Five and No/100 Dollars ($5.00) per square foot of the Demised Premises to be occupied by TENANT during the Extension Period. LANDLORD shall pay said amount to TENANT within thirty (30) days of receipt from TENANT of paid invoices and releases of lien for refurbishment work to the Demised Premises. If LANDLORD does not pay the redecorating allowances to TENANT within the thirty (30) day period, TENANT may offset said amount against the next due payment of rent.

                      F. For the first year of the Extension Period, Operating Expenses, as defined in Paragraph 6 of the Lease, to be reimbursed by TENANT to LANDLORD shall be an amount equal to Tenant's Proportionate Share" of LANDLORD'S actual Operating Expenses for the Building for the last full calendar year of the Lease Term plus four percent (4%), Thereafter, TENANT's reimbursement to LANDLORD for Operating Expenses shall increase yearly by four percent (4%). Thereafter, TENANT"S reimbursement to LANDLORD for Operating Expenses shall increase yearly by four percent (4%) over the amount paid by TENANT for Operating Expenses for the prior year of the Renewal Term.

                      G.   All the terms, covenants,and conditions of this Lease
                           shall   remain  in  full  force  and  effect  and  be
                           unchanged during the Extension Period.

     (G) RIGHT OF FIRST OFFER. At any time during the terms of this Lease or any extension hereof, TENANT shall have the "First Right of Offer" to lease from LANDLORD space adjacent to TENANT in the Building, as said space becomes available. LANDLORD shall notify TENANT of the availability or impending availability of such space and TENANT shall have fifteen (15) days from LANDLORD"S mailing, via registered mail, return receipt requested of said notice, to refuse to lease such space or commit to lease such space, which refusal or commitment to lease shall be in writing to LANDLORD. If no answer is received within said period then same shall be considered a refusal to lease said space. If TENANT commits to lease such space then the Lease shall be made and delivered within thirty (30) days from TENANT"S commitment. In the event TENANT refuses to lease said space or fails to answer as stated above and LANDLORD fails to lease said space for four (4) months, then LANDLORD will again notify TENANT as stated above and TENANT shall again have fifteen (15) days to answer as above, terms and conditions for the new space leased by TENANT under this Paragraph shall be the same terms and conditions as contained in this Lease except that work to be done by LANDLORD in said space shall equal the amount per square foot paid for TENANT"S initial Tenant improvements times the percentage of time remaining on the Term of the Lease.

     (H) OPTION TO REDUCE THE DEMISED PREMISES. TENANT may reduce the size of the Demised Premises by up to fifty percent (50%) of the square footage of the Demised Premises (excluding the square footage of Suite 460), and Base Rent and other charges under this Lease shall be adjusted upon the effective date of said space reduction, provided that:

                      H. The space being excluded from the Demised Premises is a "reasonably releasable configuration with access to the common area hallway and outside window exposure;

                      I. TENANT shall reimburse to LANDLORD the unamortized prorata amount of improvement costs paid by LANDLORD within the Premises, real estate commissions and moving allowance;

                      J. TENANT shall give LANDLORD at least one hundred twenty (120)days' notice of its intention to exercise this option to reduce the Premises and provide therewith a floor plan for LANDLORD'S approval indicating the space to be excluded from the Demised Premises.

     (I) OPERATIONS. LANDLORD agrees to operate and maintain the Building in which the Demised Premises is located at least at as high a quality level as similar suburban office buildings in Broward County, including types of tenants, general appearance and maintenance and signage.

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease the day and year hereinafter set forth.

WITNESSES:                        LANDLORD:


                                  Executed this _____ day of January, 1997.

                                  ACP VENTURE I, LIMITED PARTNERSHIP
                                  a Delaware Limited Partnership

                                  By: ACP Venture Corp., a Florida corporation, as sole general partner


___________________________    By:  _____________________________________
                                    Allen C. de Olazarra, President


___________________________    Attest:___________________________________
As to LANDLORD                 Name:_____________________________________
                               Title:____________________________________

                               (CORPORATE SEAL)

WITNESSES:                     TENANT:

                               Executed this _____ day of January, 1997.

                               SHERIDAN HEALTHCORP, INC.,
                               a Florida corporation


___________________________    By:  _____________________________________
                                    Jay Martus, Vice President & General Counsel

___________________________    Attest:___________________________________
As to TENANT                   Name:_____________________________________
                               Title:____________________________________

                               (CORPORATE SEAL)

                                       20
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